UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2018

Date of reporting period:	May 1, 2017 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Cap Core Fund

Semiannual report
10 | 31 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 17

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 11, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

No matter what the stock market is doing from year to year, there are always opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of investing experience and the flexibility to invest across the entire universe of publicly traded U.S. companies.

The best-performing stocks change from year to year

Sometimes stocks of small, fast-growing companies lead the market. At other times, it may be large undervalued companies. By investing in all types of stocks, the fund may benefit in changing markets, with less volatility than funds with a more narrow focus.

Source: Putnam, as of 12/31/16. Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. Large-cap value stocks are represented by the Russell 1000 Value Index, which is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/17. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

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Jerry has an M.B.A. from Columbia University Graduate School of Business and a B.A. from Columbia University. He joined Putnam in 2008 and has been in the investment industry since 1982.

Arthur Yeager
Assistant Portfolio Manager
(Photo not available.)

Arthur has a B.B.A. in Accounting from the The University of Texas at Austin. He joined Putnam in 2017 and has been in the investment industry since 1984.

Jerry, how would you describe conditions for stock market investors during the reporting period?

It was a strong six-month period for U.S. stocks, which delivered solid gains despite many political and economic uncertainties. We saw very little volatility in the market, and major stock indexes continued to set record highs. This was a continuation of the stock market rally that began in late 2016, when investor optimism soared at the prospect of a new business-friendly, pro-growth presidential administration. By the close of the period, however, we saw an increasing level of frustration over a lack of progress from Washington on pro-growth initiatives.

Although the stock market performed well, it was at times a challenging investing environment. Much of the market’s advance was dominated by a narrow band of growth stocks, whose shares soared as investors sought companies believed to offer dependable growth prospects. In my view, most of these stocks were simply too expensive, and I either avoided them or maintained underweight positions in them relative to the fund’s benchmark index.

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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How did the fund perform in this environment?

I am pleased to report that the fund’s class A shares delivered a solid return of 10.66% for the six-month period, outperforming its benchmark, the Russell 3000 Index, which returned 8.92%, and the average return of 7.77% for funds in its Lipper peer group, Multi-Cap Core Funds.

The fund’s strength was broad-based, with 9 out of 11 sectors outperforming the benchmark due to my stock selection. Technology and health care were the only areas of the portfolio that underperformed versus the benchmark index.

You take a flexible approach — investing in both growth and value stocks and in companies of all sizes. Did that help during the period?

That flexibility was very helpful. The fund outperformed its benchmark despite the fact that I avoided many of the top-performing stocks. For example, I maintained underweight positions in many large-cap technology stocks that I believed were not only too expensive, but were also more vulnerable to sharp declines. So I looked for opportunities elsewhere. Fund performance was helped by my ability to hunt for companies of all sizes whose stocks I believe are mispriced, underappreciated, or overlooked by most investors.

Could you provide examples of stocks or strategies that helped fund performance for the period?

The number-one contributor to performance was my decision to maintain an underweight position relative to the benchmark in General Electric, which performed poorly. The fund’s position in General Electric was sold by period-end. I chose to focus on other areas of the industrials sector, including a number of aerospace companies whose stocks performed very well during the period. Examples included Boeing and Spirit AeroSystems Holdings, which manufactures equipment for Boeing and other aerospace companies.

While the technology sector of the portfolio was an area of weakness in the period, the fund’s investment in Lam Research [Lam] was a highlight. Lam supplies equipment to the semiconductor industry, which has benefited from surging demand for memory chips that are used in products such as Apple’s iPhones.

Also among the top performers was the stock of NRG Energy [NRG], a company that generates electricity from natural gas, coal, and oil. The stock had been struggling, but prospects for NRG improved when an activist investor and a private equity firm bought a significant stake in the company and vowed to cut costs. Investors responded positively to NRG’s turnaround potential and a more optimistic earnings outlook from company management.

What were some holdings or strategies that held back performance relative to the benchmark?

The top detractor from performance was the fund’s investment in retail pharmacy chain Walgreens Boots Alliance. The company’s stock struggled, along with most in the industry, as analysts began discussing the possibility that Amazon.com would enter the retail pharmaceutical business.

Another disappointment was the stock of J. Jill, a women’s clothing retailer that has struggled, like many other traditional clothing stores, with competition from online retailers. J. Jill’s stock got a weak start with its initial public offering in March 2017, and its shares declined sharply in October when the company downgraded its sales outlook. By the close of the period, I had sold the stock from the portfolio.

Fund performance was also dampened by the stock of Forterra, a manufacturer of pipes and products for water and drainage infrastructure projects. The company’s earnings in 2017 have been well below market estimates, due to weather-related challenges and increasing

6 Multi-Cap Core Fund

competitive pressure. At period-end, I believed the stock continued to be attractively priced, and it remained in the portfolio.

My decision to avoid or hold underweight positions in some semiconductor stocks was also a detractor for the period, as the industry enjoyed strong demand. Notable detractors included semiconductor companies Nvidia, which was not held by the fund, and Intel, which I had an underweight position in and sold-off by period-end.

As the fund begins the second half of its fiscal year, what is your outlook for the economy and financial markets?

I believe we may see continued growth for the U.S. economy and businesses. And while it is possible we may see more delays and battles in Congress, I also believe that we have already seen some positive effects of the pro-business stance of the new administration. For example, deregulation is already occurring across many industries, which has boosted the confidence of company managements. Even if we do not see more significant deregulation in the near future, in my view, it is doubtful we will see any new regulations that would be overly burdensome or expensive for U.S. corporations. As a result, I believe corporate leaders are likely to feel more positive about the overall business environment and begin investing more to help their businesses grow.

There is certainly a risk, in my view, of a market downturn or volatility in the months ahead, particularly because stocks have enjoyed such a long run of strong performance. I generally do not worry much about market corrections, just as I try not to get distracted by day-to-day volatility. For me, the bottom line is to be focused and patient in all market conditions. I am comfortable with how the portfolio is positioned, even if we were to see a sharp pullback for stocks. I would take it as an opportunity to search for some new bargains. In the meantime, I am watching these elevated valuation levels to make sure I am not putting too much emphasis on stocks that I believe may be overvalued.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Multi-Cap Core Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/24/10)
Before sales charge	187.15%	16.01%	112.73%	16.30%	31.91%	9.67%	27.94%	10.66%
After sales charge	170.64	15.05	100.50	14.93	24.32	7.53	20.58	4.30
Class B (9/24/10)
Before CDSC	172.32	15.15	104.91	15.43	28.96	8.85	27.05	10.26
After CDSC	172.32	15.15	102.91	15.20	25.96	8.00	22.05	5.26
Class C (9/24/10)
Before CDSC	172.43	15.16	104.92	15.43	28.98	8.85	27.01	10.28
After CDSC	172.43	15.16	104.92	15.43	28.98	8.85	26.01	9.28
Class M (9/24/10)
Before sales charge	177.25	15.44	107.44	15.71	29.98	9.13	27.37	10.43
After sales charge	167.54	14.86	100.18	14.89	25.43	7.84	22.91	6.57
Class R (9/24/10)
Net asset value	182.31	15.73	110.14	16.01	30.94	9.40	27.73	10.60
Class Y (9/24/10)
Net asset value	192.32	16.30	115.41	16.59	32.94	9.96	28.32	10.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 Multi-Cap Core Fund

Comparative index returns For periods ended 10/31/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	159.19%	14.35%	102.18%	15.12%	35.04%	10.53%	23.98%	8.92%
Lipper Multi-Cap Core
Funds category average*	131.94	12.48	89.13	13.51	27.21	8.30	21.97	7.77

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/17, there were 806, 762, 638, 561, and 492 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/17

	Class A		Class B	Class C	Class M		Class R	Class Y
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
4/30/17	$20.17	$21.40	$19.68	$19.65	$19.94	$20.66	$20.10	$20.24
10/31/17	22.32	23.68	21.70	21.67	22.02	22.82	22.23	22.43

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/24/10)
Before sales charge	181.36%	15.89%	108.11%	15.79%	31.27%	9.49%	24.23%	9.40%
After sales charge	165.18	14.91	96.14	14.42	23.72	7.35	17.09	3.11
Class B (9/24/10)
Before CDSC	167.05	15.03	100.62	14.94	28.40	8.69	23.29	9.02
After CDSC	167.05	15.03	98.62	14.71	25.40	7.84	18.29	4.02
Class C (9/24/10)
Before CDSC	167.15	15.03	100.63	14.94	28.35	8.67	23.32	9.03
After CDSC	167.15	15.03	100.63	14.94	28.35	8.67	22.32	8.03
Class M (9/24/10)
Before sales charge	171.71	15.31	102.97	15.21	29.32	8.95	23.61	9.16
After sales charge	162.20	14.73	95.87	14.39	24.79	7.66	19.29	5.33
Class R (9/24/10)
Net asset value	176.60	15.60	105.55	15.50	30.30	9.22	23.95	9.28
Class Y (9/24/10)
Net asset value	186.32	16.18	110.65	16.07	32.25	9.77	24.49	9.52

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Multi-Cap Core Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/17*	1.03%	1.78%	1.78%	1.53%	1.28%	0.78%
Annualized expense ratio for the
six-month period ended 10/31/17	1.02%	1.77%	1.77%	1.52%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.42	$9.38	$9.38	$8.06	$6.74	$4.09
Ending value (after expenses)	$1,106.60	$1,102.60	$1,102.80	$1,104.30	$1,106.00	$1,108.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Multi-Cap Core Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.19	$9.00	$9.00	$7.73	$6.46	$3.92
Ending value (after expenses)	$1,020.06	$1,016.28	$1,016.28	$1,017.54	$1,018.80	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings

12 Multi-Cap Core Fund

are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review.

The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review

14 Multi-Cap Core Fund

by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least August 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about

Multi-Cap Core Fund 15

revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and

16 Multi-Cap Core Fund

whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the five-year period ended December 31, 2016, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2016, there were 743, 642 and 572 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Multi-Cap Core Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Multi-Cap Core Fund

The fund’s portfolio 10/31/17 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value
Aerospace and defense (2.2%)
Boeing Co. (The)	23,468	$6,054,275
Northrop Grumman Corp.	10,468	3,093,608
Spirit AeroSystems Holdings, Inc. Class A	36,686	2,938,549
		12,086,432
Air freight and logistics (0.6%)
FedEx Corp.	13,889	3,136,275
		3,136,275
Airlines (1.3%)
Air Canada (Canada) †	81,236	1,609,482
Delta Air Lines, Inc.	57,602	2,881,828
Southwest Airlines Co.	50,968	2,745,136
		7,236,446
Auto components (1.0%)
Lear Corp.	18,156	3,188,012
Pirelli & C SpA (Italy) †	284,752	2,238,929
		5,426,941
Automobiles (0.6%)
General Motors Co.	72,157	3,101,308
		3,101,308
Banks (8.5%)
Bank of America Corp.	541,627	14,835,164
Byline Bancorp, Inc. †	108,200	2,169,410
Citigroup, Inc.	176,765	12,992,228
JPMorgan Chase & Co.	139,022	13,987,003
Regions Financial Corp.	158,284	2,450,236
		46,434,041
Beverages (1.2%)
Coca-Cola Co. (The)	66,243	3,045,853
PepsiCo, Inc.	29,678	3,271,406
		6,317,259
Biotechnology (4.1%)
AbbVie, Inc.	21,253	1,918,083
Amgen, Inc.	40,440	7,085,897
Biogen, Inc. †	8,826	2,750,711
Bioverativ, Inc. †	47,677	2,693,751
Gilead Sciences, Inc.	66,348	4,973,446
Vertex Pharmaceuticals, Inc. †	19,119	2,795,771
		22,217,659
Building products (0.6%)
Owens Corning	39,362	3,254,844
		3,254,844
Capital markets (5.4%)
Ameriprise Financial, Inc.	29,778	4,661,448
Bank of New York Mellon Corp. (The)	26,072	1,341,404
Goldman Sachs Group, Inc. (The)	26,586	6,446,573
Invesco, Ltd.	110,653	3,960,271
KKR & Co. LP	115,505	2,315,875

Multi-Cap Core Fund 19

COMMON STOCKS (97.9%)* cont.	Shares	Value
Capital markets cont.
Morgan Stanley	139,695	$6,984,750
State Street Corp.	39,306	3,616,152
		29,326,473
Chemicals (1.7%)
CF Industries Holdings, Inc.	114,930	4,365,041
DowDuPont, Inc.	48,817	3,529,957
Eastman Chemical Co.	11,969	1,086,905
LyondellBasell Industries NV Class A	3,861	399,729
		9,381,632
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) †∆∆F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) †∆∆F	1	1
		2
Communications equipment (1.2%)
Cisco Systems, Inc.	192,021	6,557,517
		6,557,517
Construction materials (0.1%)
Forterra, Inc. † S	70,450	349,432
		349,432
Consumer finance (1.0%)
Capital One Financial Corp.	47,259	4,356,335
Qudian, Inc. ADR (China) † S	46,876	1,167,212
		5,523,547
Diversified financial services (2.4%)
Alignvest Acquisition II Corp. Class A (Canada) †	163,577	1,242,582
CF Corp. Class A †	48,788	531,789
CF Corp. 144A †	286,599	2,865,990
Easterly Acquisition Corp. †	192,680	1,936,434
Federal Street Acquisition Corp. (Units) †	128,900	1,314,780
Gores Holdings II, Inc. (Units) †	59,457	615,975
Haymaker Acquisition Corp. (Units) †	77,010	770,100
J2 Acquisition, Ltd. (British Virgin Islands) †	155,219	1,552,190
TPG Pace Holdings Corp. (Units) †	220,755	2,258,324
		13,088,164
Diversified telecommunication services (0.5%)
Verizon Communications, Inc.	61,477	2,942,904
		2,942,904
Electric utilities (1.5%)
Entergy Corp.	44,968	3,878,940
Exelon Corp.	103,852	4,175,889
		8,054,829
Electrical equipment (0.6%)
Rockwell Automation, Inc.	15,732	3,159,300
		3,159,300
Electronic equipment, instruments, and components (0.5%)
Jabil, Inc.	92,779	2,623,790
		2,623,790

20 Multi-Cap Core Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Energy equipment and services (0.6%)
Enservco Corp. † S	698,042	$335,060
Ranger Energy Services, Inc. †	125,000	1,450,000
Select Energy Services, Inc. 144A Class A-1 †	98,303	1,600,373
		3,385,433
Equity real estate investment trusts (REITs) (1.2%)
American Tower Corp.	17,851	2,564,653
Armada Hoffler Properties, Inc.	156,630	2,235,110
Easterly Government Properties, Inc.	84,688	1,703,923
		6,503,686
Food and staples retail (3.0%)
CVS Health Corp.	65,474	4,486,933
Wal-Mart Stores, Inc.	109,108	9,526,219
Walgreens Boots Alliance, Inc.	38,547	2,554,510
		16,567,662
Food products (1.4%)
Archer-Daniels-Midland Co.	53,504	2,186,708
McCormick & Co., Inc. (non-voting shares)	26,458	2,633,365
Nomad Foods, Ltd. (United Kingdom) †	187,572	2,832,337
		7,652,410
Health-care equipment and supplies (0.7%)
Baxter International, Inc.	59,272	3,821,266
		3,821,266
Health-care providers and services (3.4%)
Aetna, Inc.	13,188	2,242,356
Anthem, Inc.	21,037	4,401,151
Express Scripts Holding Co. †	32,207	1,973,967
HCA Healthcare, Inc. †	36,872	2,789,367
Humana, Inc.	17,143	4,377,465
McKesson Corp.	18,633	2,569,118
		18,353,424
Hotels, restaurants, and leisure (3.5%)
Bloomin’ Brands, Inc.	135,513	2,409,421
Hyatt Hotels Corp. Class A †	46,381	2,906,233
Las Vegas Sands Corp.	54,670	3,464,985
Penn National Gaming, Inc. † S	133,673	3,487,529
Playa Hotels & Resorts NV †	261,668	2,703,030
Red Robin Gourmet Burgers, Inc. † S	17,235	1,178,874
Wyndham Worldwide Corp.	29,919	3,196,845
		19,346,917
Household durables (0.8%)
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Germany) †∆∆F	2	2
PulteGroup, Inc.	148,209	4,480,358
		4,480,360
Independent power and renewable electricity producers (0.5%)
NRG Energy, Inc.	111,415	2,785,375
		2,785,375

Multi-Cap Core Fund 21

COMMON STOCKS (97.9%)* cont.	Shares	Value
Insurance (1.8%)
American International Group, Inc.	45,099	$2,913,846
Assured Guaranty, Ltd.	93,677	3,475,417
Lincoln National Corp.	41,367	3,134,791
		9,524,054
Internet and direct marketing retail (1.4%)
Amazon.com, Inc. †	4,872	5,384,924
Expedia, Inc.	20,199	2,518,007
Global Fashion Holding SA (acquired 8/2/13, cost $43,883) (Private)
(Luxembourg) †∆∆F	1,036	9,703
		7,912,634
Internet software and services (4.3%)
Alphabet, Inc. Class A †	8,515	8,796,336
Alphabet, Inc. Class C †	4,284	4,355,286
Cision, Ltd. † S	206,428	2,724,850
Delivery Hero Holding GmbH (Germany) †	53,374	2,277,696
Facebook, Inc. Class A †	29,816	5,368,669
		23,522,837
IT Services (2.5%)
Convergys Corp.	123,696	3,182,698
DXC Technology Co.	36,155	3,308,906
Switch, Inc. Class A †	33,037	631,998
Total System Services, Inc.	20,838	1,501,378
Visa, Inc. Class A	46,613	5,126,498
		13,751,478
Leisure products (0.2%)
Malibu Boats, Inc. Class A †	41,750	1,302,600
		1,302,600
Machinery (2.1%)
Caterpillar, Inc.	26,435	3,589,873
Cummins, Inc.	17,024	3,011,205
Komatsu, Ltd. (Japan)	53,741	1,747,333
Oshkosh Corp.	37,104	3,397,242
		11,745,653
Media (2.1%)
Comcast Corp. Class A	116,271	4,189,244
Live Nation Entertainment, Inc. †	95,497	4,180,859
Walt Disney Co. (The)	30,452	2,978,510
		11,348,613
Metals and mining (1.3%)
Alcoa Corp. †	77,161	3,686,753
Freeport-McMoRan, Inc. (Indonesia) †	263,251	3,680,249
		7,367,002
Multiline retail (0.6%)
Target Corp.	55,069	3,251,274
		3,251,274
Oil, gas, and consumable fuels (5.7%)
ConocoPhillips	75,015	3,837,017
Enterprise Products Partners LP	133,342	3,266,879
EQT Corp.	33,144	2,072,826

22 Multi-Cap Core Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Marathon Oil Corp.	241,219	$3,430,134
Royal Dutch Shell PLC ADR Class A (United Kingdom)	107,562	6,779,633
Suncor Energy, Inc. (Canada)	96,960	3,292,762
Total SA ADR (France)	58,797	3,276,169
Valero Energy Corp.	43,420	3,425,404
Vista Oil & Gas SAB de CV (Mexico) †	200,000	1,999,974
		31,380,798
Personal products (0.5%)
Edgewell Personal Care Co. † S	39,555	2,568,306
		2,568,306
Pharmaceuticals (3.0%)
Bristol-Myers Squibb Co.	45,285	2,792,273
Jazz Pharmaceuticals PLC †	22,204	3,142,532
Johnson & Johnson	52,154	7,270,789
Pfizer, Inc.	94,927	3,328,141
		16,533,735
Professional services (0.6%)
ManpowerGroup, Inc.	27,616	3,404,500
		3,404,500
Real estate management and development (0.8%)
CBRE Group, Inc. Class A †	75,666	2,975,187
Kennedy-Wilson Holdings, Inc. S	77,221	1,501,948
		4,477,135
Road and rail (0.7%)
Norfolk Southern Corp.	27,081	3,558,985
		3,558,985
Semiconductors and semiconductor equipment (3.3%)
Applied Materials, Inc.	88,559	4,997,384
Lam Research Corp.	26,410	5,508,334
Teradyne, Inc.	77,207	3,311,408
Texas Instruments, Inc.	46,101	4,457,506
		18,274,632
Software (6.4%)
Activision Blizzard, Inc.	28,570	1,871,049
Adobe Systems, Inc. †	17,275	3,025,889
Dell Technologies, Inc. Class V †	49,654	4,109,862
Micro Focus International PLC ADR (United Kingdom) †	66,847	2,334,966
Microsoft Corp.	246,356	20,491,892
Oracle Corp.	66,094	3,364,185
		35,197,843
Specialty retail (3.2%)
Best Buy Co., Inc.	48,475	2,713,631
Children’s Place, Inc. (The) S	24,917	2,710,970
Gap, Inc. (The) S	87,890	2,284,261
Home Depot, Inc. (The)	28,538	4,731,030
Lowe’s Cos., Inc.	31,408	2,511,070
Michaels Cos., Inc. (The) †	133,270	2,588,103
		17,539,065

Multi-Cap Core Fund 23

COMMON STOCKS (97.9%)* cont.			Shares	Value
Technology hardware, storage, and peripherals (4.2%)
Apple, Inc.			85,673	$14,482,164
HP, Inc.			153,383	3,305,404
NCR Corp. †			66,331	2,128,562
Xerox Corp.			92,129	2,792,430
				22,708,560
Textiles, apparel, and luxury goods (0.6%)
Hanesbrands, Inc. S			145,162	3,266,145
				3,266,145
Thrifts and mortgage finance (0.6%)
Radian Group, Inc.			153,503	3,217,423
				3,217,423
Tobacco (0.5%)
Philip Morris International, Inc.			24,702	2,584,817
				2,584,817
Trading companies and distributors (0.9%)
BMC Stock Holdings, Inc. †			66,508	1,426,597
United Rentals, Inc. †			24,989	3,535,444
				4,962,041
Wireless telecommunication services (0.5%)
Telephone & Data Systems, Inc.			100,632	2,933,418
				2,933,418
Total common stocks (cost $424,990,100)				$535,448,876

CONVERTIBLE PREFERRED STOCKS (0.2%)*			Shares	Value
Becton Dickinson and Co. Ser. A, $3.063 cv. pfd.			19,872	$1,126,345
Total convertible preferred stocks (cost $993,600)				$1,126,345

	Expiration	Strike
WARRANTS (0.1%)* †	date	price	Warrants	Value
Alignvest Acquisition II Corp. (Canada)	7/4/22	CAD 11.5	81,788	$44,378
Cision, Ltd. S	6/29/22	$22.50	26,005	81,916
Easterly Acquisition Corp.	7/29/20	22.50	96,340	76,109
J2 Acquisition, Ltd. (British Virgin Islands)	10/10/20	11.50	155,219	65,192
Vista Oil & Gas SAB de CV (Mexico)	8/8/22	11.50	200,000	54,768
Total warrants (cost $119,622)				$322,363

SHORT-TERM INVESTMENTS (5.1%)*			Shares	Value
Putnam Cash Collateral Pool, LLC 1.31% [d]			17,307,002	$17,307,002
Putnam Short Term Investment Fund 1.22% L			10,384,338	10,384,338
Total short-term investments (cost $27,691,340)				$27,691,340

TOTAL INVESTMENTS
Total investments (cost $453,794,662)				$564,588,924

24 Multi-Cap Core Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2017 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $546,789,154.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,707, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,865,990 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Multi-Cap Core Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$76,966,152	$—	$9,705
Consumer staples	35,690,454	—	—
Energy	31,165,884	3,600,347	—
Financials	104,247,712	2,865,990	—
Health care	60,926,084	—	—
Industrials	52,544,476	—	2
Information technology	122,636,657	—	—
Materials	17,098,066	—	—
Real estate	10,980,821	—	—
Telecommunication services	5,876,322	—	—
Utilities	10,840,204	—	—
Total common stocks	528,972,832	6,466,337	9,707

Convertible preferred stocks	—	1,126,345	—
Warrants	267,595	54,768	—
Short-term investments	10,384,338	17,307,002	—
Totals by level	$539,624,765	$24,954,452	$9,707

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of assets and liabilities 10/31/17 (Unaudited)

ASSETS
Investment in securities, at value, including $16,809,365 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $426,103,322)	$536,897,584
Affiliated issuers (identified cost $27,691,340) (Notes 1 and 5)	27,691,340
Foreign currency (cost $16) (Note 1)	16
Dividends, interest and other receivables	320,465
Receivable for shares of the fund sold	1,701,319
Receivable for investments sold	3,051,780
Prepaid assets	71,243
Total assets	569,733,747

LIABILITIES
Payable for investments purchased	1,769,790
Payable for purchases of delayed delivery securities (Note 1)	2,865,990
Payable for shares of the fund repurchased	370,181
Payable for compensation of Manager (Note 2)	258,097
Payable for custodian fees (Note 2)	10,510
Payable for investor servicing fees (Note 2)	121,491
Payable for Trustee compensation and expenses (Note 2)	26,470
Payable for administrative services (Note 2)	2,401
Payable for distribution fees (Note 2)	144,175
Collateral on securities loaned, at value (Note 1)	17,307,002
Other accrued expenses	68,486
Total liabilities	22,944,593

Net assets	$546,789,154

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$425,472,793
Undistributed net investment income (Note 1)	3,114,202
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	7,408,022
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	110,794,137
Total — Representing net assets applicable to capital shares outstanding	$546,789,154

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($144,040,992 divided by 6,452,465 shares)	$22.32
Offering price per class A share (100/94.25 of $22.32)*	$23.68
Net asset value and offering price per class B share ($15,235,953 divided by 702,097 shares)**	$21.70
Net asset value and offering price per class C share ($116,713,993 divided by 5,386,160 shares)**	$21.67
Net asset value and redemption price per class M share ($1,347,252 divided by 61,190 shares)	$22.02
Offering price per class M share (100/96.50 of $22.02)*	$22.82
Net asset value, offering price and redemption price per class R share
($2,153,400 divided by 96,885 shares)	$22.23
Net asset value, offering price and redemption price per class Y share
($267,297,564 divided by 11,915,628 shares)	$22.43

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Statement of operations Six months ended 10/31/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $11,357)	$5,763,911
Interest (including interest income of $82,156 from investments in affiliated issuers) (Note 5)	90,001
Securities lending (net of expenses) (Notes 1 and 5)	29,215
Total investment income	5,883,127

EXPENSES
Compensation of Manager (Note 2)	1,555,835
Investor servicing fees (Note 2)	413,261
Custodian fees (Note 2)	19,649
Trustee compensation and expenses (Note 2)	17,270
Distribution fees (Note 2)	832,733
Administrative services (Note 2)	7,699
Other	130,972
Total expenses	2,977,419
Expense reduction (Note 2)	(28,732)
Net expenses	2,948,687

Net investment income	2,934,440

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	13,171,224
Net realized loss on securities from affiliated issuers (Notes 1, 3 and 5)	(72,766)
Net realized loss on foreign currency transactions (Note 1)	(8,154)
Net realized gain on futures contracts (Note 1)	316,158
Net unrealized appreciation of securities in unaffiliated issuers during the period	39,332,140
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(125)
Net unrealized appreciation of securities in affiliated issuers during the period (Note 5)	272,123
Net unrealized depreciation of futures contracts during the period	(105,684)
Net gain on investments	52,904,916

Net increase in net assets resulting from operations	$55,839,356

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/17*	Year ended 4/30/17
Operations
Net investment income	$2,934,440	$4,254,687
Net realized gain on investments
and foreign currency transactions	13,406,462	15,254,987
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	39,498,454	71,921,197
Net increase in net assets resulting from operations	55,839,356	91,430,871
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(1,283,167)
Class B	—	(43,703)
Class C	—	(235,916)
Class M	—	(9,604)
Class R	—	(14,368)
Class Y	—	(2,393,165)
Increase (decrease) from capital share transactions (Note 4)	(84,489,826)	12,426,632
Total increase (decrease) in net assets	(28,650,470)	99,877,580

NET ASSETS
Beginning of period	575,439,624	475,562,044
End of period (including undistributed net investment
income of $3,114,202 and $179,762, respectively)	$546,789,154	$575,439,624

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
October 31, 2017**	$20.17	.11	2.04	2.15	—	—	—	—	—	$22.32	10.66*	$144,041	.51*	.52*	47*
April 30, 2017	16.65	.18	3.52	3.70	(.18)	—	—	(.18)	—	20.17	22.28	138,053	1.05	1.01	76
April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	—	16.65	(6.46)	144,502	1.07[d]	.99[d]	72
April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	—	17.98	12.98	174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	—	16.17	27.60	23,980	1.24[f]	.75[f]	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	—	(.66)	—[e]	13.87	18.28	9,685	1.31[f]	.85[f]	136
Class B
October 31, 2017**	$19.68	.03	1.99	2.02	—	—	—	—	—	$21.70	10.26*	$15,236	.89*	.14*	47*
April 30, 2017	16.28	.04	3.43	3.47	(.07)	—	—	(.07)	—	19.68	21.31	14,546	1.80	.22	76
April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.28	(7.13)	10,786	1.82[d]	.23[d]	72
April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	—	15.91	26.67	2,130	1.99[f]	(.04)[f]	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	—	(.58)	—[e]	13.73	17.43	273	2.06[f]	.13[f]	136
Class C
October 31, 2017**	$19.65	.03	1.99	2.02	—	—	—	—	—	$21.67	10.28*	$116,714	.89 *	.14*	47*
April 30, 2017	16.23	.04	3.42	3.46	(.04)	—	—	(.04)	—	19.65	21.35	113,298	1.80	.24	76
April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.23	(7.13)	108,812	1.82[d]	.22[d]	72
April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52
April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	—	(1.41)	—	15.88	26.58	8,539	1.99[f]	(.03)[f]	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	—	(.60)	—[e]	13.72	17.48	868	2.06[f]	.11[f]	136
Class M
October 31, 2017**	$19.94	.05	2.03	2.08	—	—	—	—	—	$22.02	10.43*	$1,347	.76*	.26*	47*
April 30, 2017	16.46	.11	3.45	3.56	(.08)	—	—	(.08)	—	19.94	21.64	1,151	1.55	.60	76
April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[e]	(.06)	—	16.46	(6.91)	2,513	1.57[d]	.49[d]	72
April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	—	17.75	12.43	3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	—	16.03	26.95	164	1.74[f]	.26[f]	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	—	(.61)	—[e]	13.80	17.74	52	1.81[f]	.40[f]	136
Class R
October 31, 2017**	$20.10	.08	2.05	2.13	—	—	—	—	—	$22.23	10.60*	$2,153	.64*	.38*	47*
April 30, 2017	16.61	.13	3.50	3.63	(.14)	—	—	(.14)	—	20.10	21.89	1,868	1.30	.72	76
April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[e]	(.13)	—	16.61	(6.64)	1,855	1.32[d]	.75[d]	72
April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	—	17.93	12.66	2,222	1.39	.42	52
April 30, 2014	13.86	.03[g]	3.67	3.70	(.05)	(1.35)	—	(1.40)	—	16.16	27.31	204	1.49[f]	.17[f,g]	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	—	(.63)	—[e]	13.86	18.00	16	1.56[f]	.66[f]	136

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund	Multi-Cap Core Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
October 31, 2017**	$20.24	.15	2.04	2.19	—	—	—	—	—	$22.43	10.82*	$267,298	.38*	.70*	47*
April 30, 2017	16.71	.22	3.54	3.76	(.23)	—	—	(.23)	—	20.24	22.58	306,524.80		1.19	76
April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	—	16.71	(6.22)	207,093	.82[d]	1.23[d]	72
April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	—	18.04	13.24	179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	—	16.20	27.98	12,121	.99[f]	.97[f]	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	—	(.69)	—[e]	13.88	18.55	3,368	1.06[f]	1.15[f]	136

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts):

Percentage of average net assets
April 30, 2014	0.28%
April 30, 2013	0.48

g The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund	Multi-Cap Core Fund 33

Notes to financial statements 10/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2017 through October 31, 2017.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

34 Multi-Cap Core Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Multi-Cap Core Fund 35

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated

36 Multi-Cap Core Fund

to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $17,307,002 and the value of securities loaned amounted to $16,940,181. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$6,058,865	$—	$6,058,865

The aggregate identified cost on a tax basis is $453,678,550, resulting in gross unrealized appreciation and depreciation of $120,243,099 and $9,332,726, respectively, or net unrealized appreciation of $110,910,374.

Multi-Cap Core Fund 37

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

38 Multi-Cap Core Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$104,380	Class R	1,254
Class B	10,898	Class Y	211,343
Class C	84,530	Total	$413,261
Class M	856

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $379 under the expense offset arrangements and by $28,353 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $399, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$176,984
Class B	1.00%	1.00%	73,889
Class C	1.00%	1.00%	573,263
Class M	1.00%	0.75%	4,359
Class R	1.00%	0.50%	4,238
Total			$832,733

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,919 and $567 from the sale of class A and class M shares, respectively, and received $9,922 and $639 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $54 on class A redemptions.

Multi-Cap Core Fund 39

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$257,747,709	$319,520,318
U.S. government securities (Long-term)	—	—
Total	$257,747,709	$319,520,318

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	926,921	$19,549,004	2,226,495	$42,355,553
Shares issued in connection with
reinvestment of distributions	—	—	61,750	1,174,490
	926,921	19,549,004	2,288,245	43,530,043
Shares repurchased	(1,320,566)	(27,882,339)	(4,119,830)	(76,237,708)
Net decrease	(393,645)	$(8,333,335)	(1,831,585)	$(32,707,665)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	17,648	$365,643	165,629	$3,008,631
Shares issued in connection with
reinvestment of distributions	—	—	2,094	38,975
	17,648	365,643	167,723	3,047,606
Shares repurchased	(54,790)	(1,113,857)	(91,194)	(1,614,274)
Net increase (decrease)	(37,142)	$(748,214)	76,529	$1,433,332

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	487,544	$10,001,310	1,399,434	$25,448,672
Shares issued in connection with
reinvestment of distributions	—	—	11,702	217,543
	487,544	10,001,310	1,411,136	25,666,215
Shares repurchased	(867,647)	(17,744,671)	(2,348,556)	(40,984,299)
Net decrease	(380,103)	$(7,743,361)	(937,420)	$(15,318,084)

40 Multi-Cap Core Fund

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	13,239	$282,433	17,088	$317,293
Shares issued in connection with
reinvestment of distributions	—	—	510	9,604
	13,239	282,433	17,598	326,897
Shares repurchased	(9,788)	(202,324)	(112,520)	(2,077,722)
Net increase (decrease)	3,451	$80,109	(94,922)	$(1,750,825)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	35,232	$753,546	56,996	$1,051,005
Shares issued in connection with
reinvestment of distributions	—	—	491	9,316
	35,232	753,546	57,487	1,060,321
Shares repurchased	(31,247)	(638,429)	(76,304)	(1,432,441)
Net increase (decrease)	3,985	$115,117	(18,817)	$(372,120)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,936,322	$82,206,538	7,931,476	$153,264,744
Shares issued in connection with
reinvestment of distributions	—	—	118,540	2,260,555
	3,936,322	82,206,538	8,050,016	155,525,299
Shares repurchased	(7,166,607)	(150,066,680)	(5,294,484)	(94,383,305)
Net increase (decrease)	(3,230,285)	$(67,860,142)	2,755,532	$61,141,994

Multi-Cap Core Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

							Change in	Shares
							unrealized	outstanding
	Fair value as			Investment	Capital gain		appreciation	and fair value as
Name of affiliate	of 4/30/17	Purchase cost	Sale proceeds	income	distributions	Realized gain (loss)	(depreciation)	of 10/31/17
Short-term investments
Putnam Cash Collateral Pool, LLC*	$13,182,425	$100,085,498	$95,960,921	$88,207	$—	$—	$—	$17,307,002
Putnam Short Term Investment Fund**	27,556,835	98,210,640	115,383,137	82,156	—	—	—	10,384,338
Total Short-term investments	40,739,260	198,296,138	211,344,058	170,363	—	—	—	27,691,340
Common stocks
Energy
Enservco Corp.†	850,453	—	860,282	—	—	(72,766)	272,123	—
Total Common stocks	850,453	—	860,282	—	—	(72,766)	272,123	—
Totals	$41,589,713	$198,296,138	$212,204,340	$170,363	$—	$(72,766)	$272,123	$27,691,340

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Security was only in affiliation for a portion of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
Warrants (number of warrants)	360,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$322,363		$—
Total		$322,363		$—

42 Multi-Cap Core Fund	Multi-Cap Core Fund 43

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total
Equity contracts	$(1)	$316,158	$316,157
Total	$(1)	$316,158	$316,157

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total
Equity contracts	$219,239	$(105,684)	$113,555
Total	$219,239	$(105,684)	$113,555

44 Multi-Cap Core Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
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BROCKTON, MA
PERMIT NO. 600

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SA115 308583 12/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017